SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006 (January 17, 2006)

AXIS CAPITAL HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

106 Pitts Bay Road Pembroke, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01             Entry into a Material Definitive Agreement

On January 17, 2006, AXIS Capital Holdings Limited, a Bermuda company (the “Company”), issued restricted stock awards to employees under the Company’s 2003 Long-Term Equity Compensation Plan, including awards to employees of the Company’s subsidiary, AXIS Specialty Europe Limited.  Mr. John Gressier, the Vice Chairman of AXIS Insurance and Chief Executive Officer and President of AXIS Global Insurance, and Mr. Richard Strachan, the Company’s Chief Claims Officer, received awards pursuant to the form of grant letter that is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of Grant Letter for certain employees of AXIS Specialty Europe Limited under the 2003 Long-Term Equity Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2006	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Carol S. Rivers
Carol S. Rivers
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Form of Grant Letter for certain employees of AXIS Specialty Europe Limited under the 2003 Long-Term Equity Compensation Plan.